SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	April 14, 2004

Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)

(414) 342-4680
(Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of Harley-Davidson, Inc., dated April 14, 2004.

Item 12.    Results of Operations and Financial Condition.

        On April 14, 2004, Harley-Davidson, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s first quarter financial results for the financial period ended March 28, 2004. A copy of the Press Release is being furnished as Exhibit 99 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Date: April 16, 2004	By: /s/ Gail A. Lione
Gail A. Lione
Vice President, General Counsel and Secretary

HARLEY-DAVIDSON, INC.

Exhibit Index to Current Report on Form 8-K
Dated April 16, 2004

Exhibit
Number

(99)	Press Release of Harley-Davidson, Inc., dated April 14, 2004.